SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of Earliest Event Reported)   August 19, 1997


                        CONSUMER PORTFOLIO SERVICES, INC.
             (Exact Name of Registrant as Specified in its Charter)



                                   California
                 (State or Other Jurisdiction of Incorporation)


                                    333-25301
                            (Commission File Number)
                                   33-0459135
                      (I.R.S. Employer Identification No.)


   2 Ada, Irvine, California                                        92618
(Address of Principal Executive Offices)                           (Zip Code)


                                 (714) 753-6800
              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

Item 5.  Other Events.

         The Registrant is filing final forms of the exhibits listed in Item 7(c) below.

Item 7.  Financial Statements and Exhibits.

         (c)  Exhibits.


Exhibit
  No.             Document Description


1.1               Underwriting Agreement

4.1               Trust Agreement

4.2               Indenture

10.1              Sale and Servicing Agreement

10.2              Receivables Purchase Agreement

10.3              Receivables Purchase Agreement

10.4              Subsequent Transfer Agreement

10.5              Subsequent Receivables Purchase Agreement

10.6              Subsequent Receivables Purchase Agreement

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                       CONSUMER PORTFOLIO SERVICES, INC.,
                                       as Originator of the Trust (Registrant)



Dated: November 11, 1997               By: /s/ Jeffrey P. Fritz
                                           Jeffrey P. Fritz
                                           Senior Vice President

                                INDEX TO EXHIBITS




                                                                  Sequential
       Exhibit No.         Document Description                     Page No.
           1.1             Underwriting Agreement

           4.1             Trust Agreement

           4.2             Indenture

          10.1             Sale and Servicing Agreement

          10.2             Receivables Purchase Agreement

          10.3             Receivables Purchase Agreement

          10.4             Subsequent Transfer Agreement

          10.5             Subsequent Receivables Purchase Agreement

          10.6             Subsequent Receivables Purchase Agreement